UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 15, 2007

EASTERN VIRGINIA BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

VIRGINIA	0-23565	54-1866052
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 Hospital Road, Tappahannock, Virginia	22560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 443-8423

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act 17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 15, 2007, the Registrant adopted an amendment to its bylaws (the “Bylaws”). The amendment revised language in Section 2.2 of the Bylaws (Number and Qualifications) to provide that, except for individuals who are directors of the Registrant on March 15, 2007, no one who is seventy-five years of age or older shall be eligible to stand for election to the Board of Directors. The amendment allows directors in place as of March 15, 2007 to continue to serve as directors; only new directors after the date of the amendment will be subject to the term limitation. Before the revision, Section 2.2 required any director to resign as of the next election after reaching seventy-five years of age.

The full text of the Bylaws, as amended to date, is attached as Exhibit 3.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Bylaws of the Company, as amended through March 15, 2007.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eastern Virginia Bankshares, Inc.

/s/ Ronald L. Blevins	Date: March 22, 2007
By: Ronald L. Blevins
Senior Vice President & Chief Financial Officer